                                                                   Exhibit 10.32

                          AMENDMENT NO. 5 AND CONSENT
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     AMENDMENT NO. 5 AND CONSENT (this "Amendment"), dated as of February 18,
                                        ---------
2000, to and under the Amended and Restated Revolving Credit Agreement, as amended by Amendment No. 1 and Consent No. 1, dated as of August 5, 1998, Amendment No. 2, dated as of November 12, 1998, Amendment No. 3 and Waiver, dated as of August 9, 1999, and Amendment No. 4 and Waiver ("Amendment No. 4"),
                                                             ---------------
dated as of November 8, 1999 (as so amended, (the "Revolving Credit Agreement"),
                                                   --------------------------
dated as of April 30, 1998, by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the
                           --------
"Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent, FIRST UNION
 -------
NATIONAL BANK, as Documentation Agent, and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent").
                                             --------------------

                                    RECITALS
                                    --------

        I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

        II. The Borrower has requested that the Administrative Agent and the Required Lenders consent to the sale of (i) three certain renal treatment centers listed on Schedule 1 attached hereto, the consideration of which equals approximately $10,100,000 in cash plus the forgiveness of $3,000,000 in deferred purchase obligations (the "Forgiven Deferred Purchase Obligations") (the "Renal
                           --------------------------------------         -----
Asset Sale"), (ii) the Borrower's pharmacy operations, the consideration of
----- ----
which approximately $3,400,000 (the "Pharmacy Asset Sale"), and (iii) certain
                                     -------------------
other assets, the consideration of which shall not exceed $10,000,000 (the "Future Asset Sales"), and together with the Renal Asset Sale and the Pharmacy
 ------------------
Asset Sale, (the "Permitted Asset Sales") upon the terms and conditions
                  ---------------------
contained herein, and the Administrative Agent and the Required Lenders are willing so to do.

        III. Pursuant to Amendment No. 4, the total consideration for all Permitted Acquisitions made after July 1, 1999 through and including March 15, 2000 was limited to an amount not to exceed $10,000,000. During such period but prior to the date hereof, the Borrower has made Permitted Acquisitions in an aggregate amount equal to $8,600,000. The Borrower has requested that the Administrative Agent and the Required Lenders consent to the making of Domestic Acquisitions on or prior to March 31, 2000 of renal treatment centers that the Borrower or any of its wholly-owned Subsidiaries is contractually obligated on the date hereof to make as described on Schedule 2 attached hereto in an aggregate amount not to exceed $1,400,000 (the "Remaining Permitted
                                                -------------------
Acquisitions") upon the terms and conditions contained herein, and the
------------
Administrative Agent and the Required Lenders are willing so to do.

        IV. The Borrower acknowledges that one or more Defaults or Events of Default have occurred and are continuing under the Revolving Credit Agreement.

     Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Notwithstanding anything to the contrary contained in Sections 2.6(d), 2.7(f) and 8.7 of the Revolving Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the consummation of the Permitted Asset Sales, provided that each of the following conditions is satisfied:

               (a) (i) the consummation of each Permitted Asset Sale shall be deemed to be an Asset Sale made pursuant to Section 8.7 of the Revolving Credit Agreement for purposes of the $31,590,000 amount contained in Section 8.7(i) of the Revolving Credit Agreement (after giving effect to this Amendment), and (ii) on and after the effective date of this Amendment, the definition of "Threshold Amount" contained in Section 1.1 of the Revolving Credit Agreement shall equal zero;

               (b) the consideration received or to be received by the Borrower or any of its Subsidiaries with respect to each Permitted Asset Sale shall (i) not be less than the fair market value thereof as reasonably determined by the Board of Directors of the Borrower, (ii) be payable on or before the closing thereof, and (iii) be payable (A) with respect to the Renal Asset Sale and the Pharmacy Asset Sale, 100% in cash (other than the Forgiven Deferred Purchase Obligations), and (B) with respect to each Future Asset Sale, at least 75% in cash and any non-cash consideration shall be limited to the forgiveness of Indebtedness of the Borrower or any of its Subsidiaries in connection with such Future Asset Sale (the "Forgiven Indebtedness");
                        ---------------------
               (c) the consideration received or to be received for all Future Asset Sales shall not exceed $10,000,000 in the aggregate, and the Net Cash Proceeds of any Future Asset Sale plus any Forgiven Indebtedness in connection therewith shall exceed the amount equal to the EBITDA attributable to the assets of such Future Asset Sale for the twelve month period most recently preceding the date of such Future Asset Sale multiplied by 5.5 (the "Minimum Sale Price");
                                                           ------------------

               (d) on the date of each such Permitted Asset Sale, the Administrative Agent and the Lenders shall have received a certificate with respect thereto signed by the chief financial officer of the Borrower and either the chairman of the board (if an officer) or any vice president of the Borrower identifying the Property sold pursuant to such Permitted Asset Sale and (i) stating the total consideration to be paid in respect of such Permitted Asset Sale, (ii) certifying that the consideration received by the Borrower or such Subsidiary for such Property has been determined by the Board of Directors of the Borrower to be not less than the fair market value of such Property, and
(iii) certifying to and attaching a true and correct calculation of (A) the Net Cash Proceeds of such Permitted Asset Sale and (B) with respect to a Future Asset Sale, the Minimum Sale Price, such calculations to be reasonably acceptable to the Administrative Agent and the Syndication Agent;

               (e) on the date of the consummation of each Permitted Asset Sale, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the Revolver

Prepayment Fraction multiplied by the Total Prepayment Amount (as defined in Paragraph 3 of this Amendment) of such Permitted Asset Sale (the "Revolver
                                                                  --------
Prepayment Amount"), provided, however, that the Borrower shall not elect to
-----------------
give the Lenders under and as defined in the Term Loan Facility the option to waive their rights to receive any prepayments with respect to the Permitted Asset Sales pursuant to the provisions of Section 2.4(d)(iii) of the Term Loan Facility;

               (f) on the date of the consummation of each Permitted Asset Sale, the Aggregate Revolving Credit Commitments shall be automatically and permanently reduced in an amount equal to the Revolver Prepayment Amount of such Permitted Asset Sale (assuming for purposes of this Paragraph 1(f) that the then outstanding amount of Revolving Credit Loans equals or exceeds the amount of such prepayment);

               (g) (i) the Renal Asset Sale shall be consummated on or before February 29, 2000, (ii) the Pharmacy Asset Sale shall be consummated on or before March 31, 2000, and (iii) any Future Asset Sale shall be consummated on or before March 31, 2000; and

               (h) during the period from and including the effective date of this Amendment through and including March 15, 2000, the Aggregate Credit Exposure of all Lenders shall not exceed $650,000,000, which amount shall be reduced on the date of the consummation of each Permitted Asset Sale by the Revolver Prepayment Amount of such Permitted Asset Sale (assuming for purposes of this Paragraph 1(h) that the then outstanding amount of Revolving Credit Loans equals or exceeds the amount of such prepayment).

        2. Section 8.7(i) of the Revolving Credit Agreement is amended by replacing the amount "$25,000,000" contained therein with the amount "$31,590,000".

        3. The "Total Prepayment Amount" of each Permitted Asset Sale shall, for purposes hereof and the Revolving Credit Agreement, be the amount of the Net Cash Proceeds of such Permitted Asset Sale.

        4. The Administrative Agent and the Required Lenders hereby consent to the making of the Remaining Permitted Acquisitions by the Borrower or any wholly-owned Subsidiary of the Borrower, provided that (i) the total consideration paid for all such Remaining Permitted Acquisitions shall not exceed $1,400,000 in the aggregate, (ii) the Remaining Permitted Acquisitions shall be made on or before March 31, 2000, (iii) the terms, conditions and restrictions of Section 8.5(f) of Revolving Credit Agreement (other than Sections 8.5(f)(a) and 8.5(f)(E) thereof) shall have been satisfied, and (iv) on the date of each such Remaining Permitted Acquisition, the Administrative Agent and the Lenders shall have received a certificate with respect thereto signed by the chief financial officer of the Borrower and either the chairman of the board (if an officer) or any vice president of the Borrower certifying that there has been no material adverse change in the information listed on or provided pursuant to Schedule 2 attached hereto with respect to such Remaining Permitted Acquisition.

        5. Paragraphs 1 through 4 of this Amendment shall not become effective until the satisfaction of all of the following conditions precedent:

               (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Pledgors, the Administrative Agent and the Required Lenders.

               (b) The Administrative Agent shall have received a certificate, dated the effective date of this Amendment, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize this Amendment and the transactions contemplated hereby, and (ii) setting forth the incumbency of its officer or officers (including therein the signature specimen of such officer or officers) who may sign this Amendment, any Loan Document or any other document, notice or certificate executed and delivered in connection with any Loan Document.

               (c) The Administrative Agent shall have received an opinion of the general counsel of the Borrower, the Guarantors and the Pledgors, dated the effective date of this Amendment and addressed to the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.

               (d) All costs, fees and expenses incurred by or payable to the Administrative Agent and the Syndication Agent in connection with the negotiation, execution and closing of this Amendment, including, without limitation, the reasonable fees and expenses of Special Counsel for which an invoice has been presented to the Borrower, shall have been paid.

        6. The Borrower hereby acknowledges and agrees that (i) one or more Defaults or Events of Default have occurred and are continuing under the Revolving Credit Agreement, (ii) no failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and (iii) no Default or Event of Default may be waived except upon the execution and delivery of a written instrument pursuant to the terms and conditions of Section 11.1 of the Revolving Credit Agreement.

        7. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents (after giving effect to this Amendment) and all of its obligations thereunder and (b) agrees and admits that it has no defenses to or offsets against any such obligation.

        8. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

        9. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

        10. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  [Remainder of page intentionally left blank]

                          AMENDMENT NO. 5 AND CONSENT
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                              TOTAL RENAL CARE HOLDINGS, INC.


                              By:
                                  ------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              THE BANK OF NEW YORK,
                              Individually, as the Letter of Credit Issuer, as the Swing Line Lender and as Administrative Agent


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              DLJ CAPITAL FUNDING, INC.,
                              Individually and as Syndication Agent


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                             FIRST UNION NATIONAL BANK,
                             Individually and as Documentation Agent


                              By:
                                 -------------------
                              Name:
                                    ----------------
                              Title:
                                    ----------------



                              ABN AMRO BANK N.V.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              ALLIED IRISH BANKS, P.L.C.,
                              CAYMAN ISLANDS BRANCH


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              BANCO ESPIRITO SANTO E COMERCIAL DE LISBOA, NASSAU BRANCH


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              BANK LEUMI USA


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE BANK OF NOVA SCOTIA


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              BANQUE NATIONALE DE PARIS



                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              BHF (USA) CAPITAL CORPORATION


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              CITY NATIONAL BANK


                              By:
                                 -------------------
                              Name:
                                    ----------------
                              Title:
                                    ----------------



                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCHES


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              DRESDNER BANK AG, NEW YORK BRANCH
                              AND GRAND CAYMAN BRANCH


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              ERSTE BANK DER OESTERREICHISCHEN
                              SPARKASSEN AG--NEW YORK


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              FLEET NATIONAL BANK


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE FUJI BANK, LIMITED


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              HIBERNIA NATIONAL BANK


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              KBC BANK


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              MELLON BANK, N.A.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              MICHIGAN NATIONAL BANK


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              NATIONAL CITY BANK OF KENTUCKY


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              PARIBAS


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              COOPERATIEVE CENTRALE
                              RAIFFEISEN - BOERENLEENBANK B.A,
                              "RABOBANK NEDERLAND", NEW YORK
                              BRANCH


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              ROYAL BANK OF CANADA


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE ROYAL BANK OF SCOTLAND PLC


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              ROYALTON COMPANY

                              By:  Pacific Investment Management Company,
                                   as its Investment Advisor
                              By:  PIMCO Management Inc., a general partner


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE SANWA BANK, LIMITED


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              SOCIETE GENERALE


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              STB DELAWARE FUNDING TRUST I


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              SUNTRUST BANK, NASHVILLE, N.A.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              THE TOKAI BANK, LIMITED


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------


                              THE TOYO TRUST & BANKING CO., LTD.,
                              New York Branch


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                     ---------------



                              U.S. BANK NATIONAL ASSOCIATION


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------

                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



                              ROTHSCHILD RECOVERY FUND, L.P.


                              By:
                                 -------------------
                              Name:
                                   -----------------
                              Title:
                                    ----------------



AGREED AND CONSENTED TO:


TOTAL RENAL CARE, INC.
TOTAL RENAL CARE ACQUISITION CORP.
RENAL TREATMENT CENTERS, INC.
RENAL TREATMENT CENTERS-MID-ATLANTIC, INC.
RENAL TREATMENT CENTERS-NORTHEAST, INC.
RENAL TREATMENT CENTERS-CALIFORNIA, INC.
RENAL TREATMENT CENTERS-WEST, INC.
RENAL TREATMENT CENTERS-SOUTHEAST, INC.


Each by:
        ----------------
Name:
     -------------------
Title:
      ------------------


TRC WEST, INC.


By:
   ---------------------
Name:
     -------------------
Title:
      ------------------

                          AMENDMENT NO. 5 AND CONSENT
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                                   SCHEDULE 1

                        LIST OF RENAL TREATMENT CENTERS
                        -------------------------------




1.  Rogosin - Manhattan

2.  Rogosin - Queens

3.  Rogosin - Brooklyn

                          AMENDMENT NO. 5 AND CONSENT
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                                   SCHEDULE 2

                    LIST OF REMAINING PERMITTED ACQUISITIONS
                    ----------------------------------------


Lanai Dialysis Center, Hawaii - Asset acquisition of one managed (non-
-----------------------------
consolidated) center for approximately $200,000. The Borrower must acquire this center so that it can be sold to Fresenius A.G. as part of the sale of the Borrower's non-continental U.S. assets.


IHS facilities, NY - First payment of approximately $530,000, due by March 31,
------------------
2000, for asset acquisition of seven managed (non-consolidated) centers.

The Borrower is contractually obligated to enter into certain additional agreements pursuant to previously granted rights. At this time, the Borrower is unable to determined whether and when such rights will be exercised.

The Borrower will not be assuming any contingent liabilities in connection with any of the Remaining Permitted Acquisitions.